Shareholders' equity	12 Months Ended
Jun. 30, 2022
Stockholders' Equity Note [Abstract]
Shareholders' equity

12. Shareholders’ equity

Ordinary shares

As of June 30, 2022, the Company had 79,315,333 ordinary shares authorized on a fully diluted basis. Each share entitles the holder to one vote on all matters submitted to a vote of the Company’s shareholders. Ordinary shareholders are entitled to receive dividends as may be declared by the board of directors. From inception through June 30, 2022, no cash dividends have been declared or paid.

PIPE Funding

On March 31, 2022, the Company entered into subscription agreements to sell an aggregate of 2,428,688 ordinary shares, including in the form of ADSs (the "PIPE Shares"), for a purchase price of $3.626 per ordinary share and an aggregate purchase price of $8.8 million.